Exhibit 99.1

March 15, 2022

FOR ADDITIONAL INFORMATION

Media	Investors
Christopher Garland	Randy Hulen	Christopher Turnure
SVP Communications	VP, Investor Relations and Treasurer	Director, Investor Relations
(952) 905-6805	(219) 647-5688	(614) 404-9426
cgarland@nisource.com	rghulen@nisource.com	cturnure@nisource.com

NiSource Appoints Bill Johnson to its Board of Directors

Wayne DeVeydt Departs from the Board After Six Years of Service

MERRILLVILLE, Ind. - NiSource Inc. (NYSE: NI) today announced that it has appointed William D. “Bill” Johnson to its Board of Directors, effective immediately. Wayne S. DeVeydt, who has served as a director since 2016, has taken on an operating partner role with Bain Capital and has resigned from the NiSource Board to dedicate his time to this new endeavor.

“We are pleased to welcome Bill as an independent director to our Board, further reinforcing our Board refreshment efforts,” said NiSource Chairman Kevin T. Kabat. “Bill brings deep regulated utility industry experience to the Board as well as a strong background in executive leadership, operational efficiency, finance and M&A. We are confident his expertise will further advance the execution of our strategy as we continue to focus on our core mission of delivering safe, reliable energy service to our customers and communities and long-term value creation for shareholders.”

Kabat added, “On behalf of the entire Board, I would like to thank Wayne for his steadfast leadership and invaluable insights to NiSource. We are fortunate to have benefitted from his guidance over the last six years and are incredibly grateful for all he has done for NiSource.”

As part of NiSource’s refreshment initiative, the Company has appointed six new Directors to the Board in the last four years, including Sondra Barbour and Cassandra Lee this year.

Mr. Johnson most recently served as President and Chief Executive Officer of the Pacific Gas & Electric Corporation from 2019 to 2020. Previously, he served as President and Chief Executive Officer of the Tennessee Valley Authority from 2013 to 2019. Prior to joining the Tennessee Valley Authority, Mr. Johnson served in senior leadership positions at Progress Energy, Inc., including as Chairman, President and Chief Executive Officer from 2007 to 2012 and President and Chief Operating Officer from 2005 to 2007. He currently serves on the Board of Directors of TC Energy, and previously served on the boards of the Edison Electric Institute and the Nuclear Energy Institute. Mr. Johnson holds a Juris Doctorate degree with high honors from the University of North Carolina School of Law. He graduated summa cum laude with a Bachelor of Arts degree in history from Duke University.

About NiSource

NiSource Inc. (NYSE: NI) is one of the largest fully regulated utility companies in the United States, serving approximately 3.2 million natural gas customers and 500,000 electric customers across six states through its local Columbia Gas and NIPSCO brands. Based in Merrillville, Indiana, NiSource’s approximately 7,500 employees are focused on safely delivering reliable and affordable energy to our customers and communities we serve. NiSource is a member of the Dow Jones Sustainability - North America Index. Additional information about NiSource, its investments in modern infrastructure and systems, its commitments and its local brands can be found at www.nisource.com. Follow us at www.facebook.com/nisource, www.linkedin.com/company/nisource or www.twitter.com/nisourceinc. The content of these websites is not incorporated by reference into this document or any other report or document NiSource files with the SEC. NI-F

Forward-Looking Statements

This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. These forward-looking statements include, but are not limited to, statements concerning our plans, strategies, objectives, expected performance, expenditures, recovery of expenditures through rates, stated on either a consolidated or segment basis, and any and all underlying assumptions and other statements that are other than statements of historical fact. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “would,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “forecast,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially.

Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this press release include, among other things, our ability to execute our business plan or growth strategy, including utility infrastructure investments; potential incidents and other operating risks associated with our business; our ability to adapt to, and manage costs related to, advances in technology; impacts related to our aging infrastructure; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the success of our electric generation strategy; construction risks and natural gas costs and supply risks; fluctuations in demand from residential and commercial customers; fluctuations in the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demands; the attraction and retention of a qualified workforce and ability to maintain good labor relations; our ability to manage new initiatives, organizational changes, and the actions of activist stockholders; the performance of third-party suppliers and service providers; potential cyber-attacks; increased requirements and costs related to cybersecurity; any damage to our reputation; any remaining liabilities or impact related to the sale of the Massachusetts Business; the impacts of natural disasters, potential terrorist attacks or other catastrophic events; the physical impacts of climate change and the transition to a lower carbon future; our ability to manage the financial and operational risks related to achieving our carbon emission reduction goals; our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; any adverse effects related to our equity units; adverse economic and capital market conditions or increases in interest rates; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; continuing and potential future impacts from the COVID-19 pandemic;

economic conditions in certain industries; the reliability of customers and suppliers to fulfill their payment and contractual obligations; the ability of our subsidiaries to generate cash; pension funding obligations; potential impairments of goodwill; changes in the method for determining LIBOR and the potential replacement of the LIBOR benchmark interest rate; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; potential remaining liabilities related to the Greater Lawrence Incident; compliance with the agreements entered into with the U.S. Attorney’s Office to settle the U.S. Attorney’s Office’s investigation relating to the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; changes in taxation; and other matters set forth in Part I, Item 1, “Business,” Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” of the company’s annual report on Form 10-K for the year ended December 31, 2021, many of which risks are beyond our control. In addition, the relative contributions to profitability by each business segment, and the assumptions underlying the forward-looking statements relating thereto, may change over time.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.